SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of

                         the Securities Exchange Act of

                         1934

        Date of Report (date of earliest event reported):  April 15, 1998
                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
              (Exact name of registrant as specified in charter)

    Delaware               333-22327              75-2655744
    --------               ---------              ----------
    (State or other        (Commission File       (IRS Employer Identification
    jurisdiction of        Number)                Number)
    incorporation)

             225 E. John Carpenter Freeway, Irving Texas 75062-2731
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code  (972) 506-5026
  Not Applicable (Former name or former address, if changed since last report.)


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Item 5.        Other Events
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         This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending March 31, 1998.

         Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of Americaand Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c)  Exhibits



Exhibit No.

19.1     Certificateholders Statements


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                               SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
                              (Registrant)


By:    NationsCredit Commercial Corporation of America, as Servicer of
                   NationsCredit Grantor Trust 1996-1


Date:  May 21, 1998                       By: /s/ LAWRENCE ANGELILLI
                                              ----------------------
                                          Name:   Lawrence Angelilli
                                          Title:  Vice President

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                               EXHIBIT INDEX
                               -------------


Exhibit Number                    Description
--------------                    -----------
  19.1                 Certificateholders Statements